UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2012

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51584	04-3510455
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)	Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 443-5601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 10, 2012, the 2012 Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. (the “Company”) was held at The Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts 01201 at 10:00 a.m., local time (the “2012 Annual Meeting”). The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 30, 2012. The final results of the shareholder votes are as follows:

Proposal 1 – Election of Directors

The shareholders elected each director nominated to serve for a term of three years.

			Broker
	For	Withheld	Non-Votes
Lawrence A. Bossidy	16,179,392	732,418	2,075,946

Robert M. Curley	16,194,086	717,724	2,075,946

Barton D. Raser	16,530,112	381,698	2,075,946

D. Jeffrey Templeton	16,538,545	372,265	2,075,946

Proposal 2 – An advisory, non-binding resolution to approve the Company’s executive compensation as described in the Proxy Statement

The shareholders approved the proposal regarding the compensation of the named executive officers as disclosed in the proxy statement as follows:

For	14,932,291

Against	774,909

Abstain	1,204

Broker non-votes	2,078,949

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders approved the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

For	18,714,807

Against	198,217

Abstain	74,732

Item 8.01	Other Events

The Company made a presentation at its 2012 Annual Meeting of Stockholders. A copy of the presentation as presented at the 2012 Annual Meeting of Stockholders is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

The Company issued a news release in conjunction with its 2012 Annual Meeting of Stockholders. A copy of the news release is attached as Exhibit 99.2 to this report

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Slide presentation made at the Company's 2012 Annual Meeting of Stockholders on May 10, 2012.

99.2	News Release issued in conjunction with the Company’s 2012 Annual Meeting of Stockholders on May 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BERKSHIRE HILLS BANCORP, INC.

Date: May 11, 2012	By:	/s/ Kevin P. Riley
Kevin P. Riley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Slide presentation made at the Company's 2012 Annual Meeting of Stockholders on May 10, 2012.

99.2	News Release issued in conjunction with the Company’s 2012 Annual Meeting of Stockholders on May 10, 2012.